Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

Note 2

Acquisitions and Divestitures

Terremark Worldwide, Inc.

During April 2011, we acquired Terremark Worldwide, Inc. (Terremark), a global provider of information technology infrastructure and cloud services, for $19 per share in cash. Closing and other direct acquisition-related costs totaled approximately $13 million after-tax. The acquisition was completed via a "short-form" merger under Delaware law through which Terremark became a wholly owned subsidiary of Verizon. The acquisition enhanced Verizon's offerings to business and government customers globally.

The consolidated financial statements include the results of Terremark's operations from the date the acquisition closed. Had this acquisition been consummated on January 1, 2011 or 2010, the results of Terremark's acquired operations would not have had a significant impact on the consolidated net income attributable to Verizon. The debt obligations of Terremark that were outstanding at the time of its acquisition by Verizon were repaid during May 2011.

The acquisition of Terremark was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill. The fair values of the assets and liabilities acquired were determined using the income and cost approaches. The income approach was primarily used to value the intangible assets, consisting primarily of customer relationships. The cost approach was used, as appropriate, for plant, property and equipment. The fair value of the majority of the long-term debt acquired was primarily valued based on redemption prices. The final purchase price allocation presented below includes insignificant adjustments from the initial purchase price to the values of certain assets and liabilities acquired.

The following table summarizes the allocation of the acquisition cost to the assets acquired, including cash acquired of $0.1 billion, and liabilities acquired as of the acquisition date:

(dollars in millions)	Final Purchase Price Allocation
Assets
Current assets	$221
Plant, property and equipment	521
Goodwill	1,211
Intangible assets subject to amortization	410
Other assets	12

Total assets	2,375

Liabilities
Current liabilities	158
Debt maturing within one year	748
Deferred income taxes and other liabilities	75

Total liabilities	981

Net assets acquired	$1,394

Intangible assets subject to amortization include customer lists which are being amortized on a straight-line basis over 13 years, and other intangibles which are being amortized on a straight-line basis over a period of 5 years.

Telephone Access Line Spin-off

On July 1, 2010, after receiving regulatory approval, we completed the spin-off of the shares of a newly formed subsidiary of Verizon (Spinco) to Verizon stockholders and the merger of Spinco with Frontier Communications Corporation (Frontier). Spinco held defined assets and liabilities that were used in Verizon's local exchange businesses and related activities in 14 states. The total value of the transaction to Verizon and its stockholders was approximately $8.6 billion. The accompanying consolidated financial statements for the year ended December 31, 2010 include these operations prior to the completion of the spin-off.

During 2010 and 2009, we recorded pre-tax charges of $0.5 billion and $0.2 billion, respectively, primarily for costs incurred related to network, non-network software and other activities to enable the divested markets in the transaction with Frontier to operate on a stand-alone basis subsequent to the closing of the transaction; professional advisory and legal fees in connection with this transaction; and fees related to the early extinguishment of debt from the use of proceeds from the transaction. During 2009, we also recorded pre-tax charges of $0.2 billion for costs incurred related to our Wireline cost reduction initiatives.

Alltel Divestiture Markets

As a condition of the regulatory approvals to complete the acquisition of Alltel Corporation (Alltel) in January 2009, Verizon Wireless was required to divest overlapping properties in 105 operating markets in 24 states (Alltel Divestiture Markets). During the second quarter of 2010, AT&T Mobility acquired 79 of the 105 Alltel Divestiture Markets, including licenses and network assets, for approximately $2.4 billion in cash and Atlantic Tele-Network, Inc. acquired the remaining 26 Alltel Divestiture Markets, including licenses and network assets, for $0.2 billion in cash.

During the second quarter of 2010, we recorded a tax charge of approximately $0.2 billion for the taxable gain associated with these transactions.

Other

In December 2011, we entered into agreements to acquire Advanced Wireless Services (AWS) spectrum licenses held by SpectrumCo, LLC and Cox TMI Wireless, respectively. The aggregate value of these transactions is approximately $3.9 billion. The consummation of each of these transactions is subject to various conditions, including approval by the FCC and review by the Department of Justice (DOJ). These spectrum acquisitions are expected to close in 2012.

In December 2011, we entered into commercial agreements with affiliates of Comcast Corporation, Time Warner Cable, Bright House Networks and Cox Communications Inc. (the cable companies). Through these agreements, the cable companies and Verizon Wireless became agents to sell one another's products and services and, over time, the cable companies will have the option, subject to the terms and conditions of the agreements, of selling Verizon Wireless service on a wholesale basis. In addition, the cable companies (other than Cox Communications Inc.) and Verizon Wireless have formed a technology innovation joint venture for the development of technology and intellectual property to better integrate wireline and wireless products and services. These commercial agreements and the formation of the joint venture are currently under review by the DOJ.

In February 2012, a new joint venture between Verizon and Coinstar, Inc. was announced. At the outset, Verizon will hold a 65% majority ownership share and Redbox Automated Retail, LLC, a subsidiary of Coinstar, Inc. will hold a 35% ownership share. The joint venture will be consolidated by Verizon for reporting purposes. The joint venture will offer access to physical media rentals through Redbox kiosks and online and mobile content streaming from Verizon to consumers across the country. The joint venture plans to introduce its product portfolio, which will include subscription services, in mid-2012. The initial funding related to the formation of the joint venture is not significant to Verizon.

During 2011, we also entered into agreements with a subsidiary of Leap Wireless, and with Savary Island Wireless, which is majority-owned by Leap Wireless, for the purchase of certain of their AWS and PCS licenses in exchange for cash and our 700 MHz A block license in Chicago. The consummation of each of these transactions is subject to customary closing conditions, including approval by the FCC.

During 2011, we acquired other various wireless licenses and markets and a provider of cloud software technology for cash consideration that was not significant.

During 2010, Verizon Wireless acquired the net assets and related customers of six operating markets in Louisiana and Mississippi in a transaction with AT&T Inc. for cash consideration of $0.2 billion. The purchase price allocation resulted in $0.1 billion of wireless licenses and $0.1 billion in goodwill.

Merger Integration and Acquisition Related Charges

During 2010, we recorded pre-tax merger integration charges of $0.9 billion primarily related to the Alltel acquisition. These charges were primarily due to the decommissioning of overlapping cell sites, preacquisition contingencies, handset conversions and trade name amortization.

During 2009, we recorded pre-tax merger integration and acquisition related charges of $1.2 billion. These charges primarily related to the Alltel acquisition and were comprised of trade name amortization, re-branding initiatives and handset conversions. The charges during 2009 were also comprised of transaction fees and costs associated with the acquisition, including fees related to the credit facility that was entered into and utilized to complete the acquisition.